UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2004

WELLPOINT, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-16751	35-2145715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Monument Circle

Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (317) 488-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 6, 2004, WellPoint, Inc. (the “Company”) entered into a Purchase Agreement with the initial purchasers party thereto (the “Initial Purchasers”), to sell $300,000,000 aggregate principal amount of its 3.750% Notes due 2007 (the “2007 Notes”), $300,000,000 aggregate principal amount of its 4.250% Notes due 2009 (the “2009 Notes”), $500,000,000 aggregate principal amount of its 5.000% Notes due 2014 (the “2014 Notes”) and $500,000,000 aggregate principal amount of its 5.950% Notes due 2034 (the “2034 Notes”, and collectively, the “Notes”) in a private placement in reliance on Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Notes are expected to be resold by the Initial Purchasers to qualified institutional buyers pursuant to Rule 144A under the Securities Act or to non-U.S. persons that occur outside of the United States pursuant to Regulation S under the Securities Act.

The aggregate net proceeds received by the Company from the sale of the Notes were $1,583,727,000, after deducting the discount for the Initial Purchasers. The Notes are the Company’s unsecured and unsubordinated obligations and will rank equally with all of its current and future unsecured and unsubordinated indebtedness, including any borrowings under its senior credit facilities, and senior to all of its future subordinated debt. The Notes will effectively rank junior to any of the Company’s future secured indebtedness to the extent of the value of the assets securing such indebtedness. The Notes will not be guaranteed by any of the Company’s subsidiaries and will therefore be effectively subordinated to all existing and future liabilities of the Company’s subsidiaries. The Company’s subsidiaries are separate legal entities and have no obligations to pay, or make funds available for the payment of, any amounts due on the Notes. The Indenture, defined below, does not prohibit or limit the incurrence of indebtedness and other liabilities by the Company or its subsidiaries.

The Notes were issued pursuant to an Indenture, dated December 9, 2004 (the “Indenture”), between the Company and The Bank of New York Trust Company, N.A., as trustee. The Notes bear interest at a rate of 3.750% per annum for the 2007 Notes, 4.250% per annum for the 2009 Notes, 5.000% per annum for the 2014 Notes and 5.950% per annum for the 2034 Notes. For the 2007 Notes, interest is payable semi-annually in arrears on June 14 and December 14 of each year, beginning on June 14, 2005. For the 2009 Notes, the 2014 Notes and the 2034 Notes, interest is payable semiannually in arrears on June 15 and December 15 of each year, beginning on June 15, 2005. Each interest payment will be made to the persons who are registered holders of the notes on the immediately preceding June 1 and December 1, respectively.

The Notes may be declared immediately due and payable by the trustee or the holders of 25% of the principal amount of the Notes of the affected series if an event of default occurs under the Indenture and has not been cured. An event of default generally means that the Company (1) fails to pay the principal or any premium on a Note on its due date, (2) does not pay interest on a Note within 30 days of its due date, (3) remains in breach of any other term of the Indenture for 60 days after its receipt of written notice of such failure or (4) files for bankruptcy or certain other events in bankruptcy, insolvency or reorganization occurs.

The 2007 Notes will mature on December 14, 2007, the 2009 Notes will mature on December 15, 2009, the 2014 Notes will mature on December 15, 2014, and the 2034 Notes will mature on December 15, 2034. However, the Company, at its option, may redeem the 2009 Notes, the 2014 Notes and the 2034 Notes, at a redemption price equal to the greater of: (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including any portion of such payments of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate, as defined in the Indenture, plus 12.5 basis points in the case of the 2009 Notes, 15 basis points in the case of the 2014 Notes and 20 basis points in the case of the 2034 Notes, plus, in each case, accrued and unpaid interest thereon to the date of redemption.

The Initial Purchasers and certain of their affiliates have provided from time to time, and may provide in the future, investment and commercial banking and financial advisory services to the Company and its affiliates in the ordinary course of business, for which they have received and may continue to receive customary fees and commissions. One of the Company’s joint book-running managers acted as financial advisor to the Company in connection with its demutualization and lead managing underwriter of related concurrent offerings, acted as its financial advisor in its acquisition of Trigon Healthcare, Inc. and in connection with its merger with WellPoint Health Networks, Inc. Similarly, each of the four joint book-running managers and/or certain of their affiliates are participants in the Company’s bridge loan agreement and the senior credit facilities. An affiliate of one of the Initial Purchasers is the trustee under the Indenture for the notes. In addition, from time to time, as a result of market making activities, the Initial Purchasers may own debt securities issued by us or our affiliates.

This announcement is not an offer to sell the Notes. The Notes have not been registered under the Securities Act, and the foregoing may not be offered or sold in the United States absent registration or the availability of an applicable exemption from registration. The Registration Rights Agreement entered into between the Company and the Initial Purchasers provides the Company will prepare and file with the Securities and Exchange Commission, within 90 days after the closing of the sale of the Notes, a registration statement under the Securities Act for the purpose of registering the Notes for resale.

The foregoing description of the private placement does not purport to be complete and is qualified in its entirety by reference to the Indenture and the Registration Rights Agreement entered into in connection with the private placement, which are attached hereto as Exhibits 4.1 and 4.2, respectively.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Exhibit
4.1	Indenture, dated December 9, 2004, between WellPoint, Inc. and The Bank of New York Trust Company, N.A.

4.2	Registration Rights Agreement, dated December 9, 2004, among WellPoint, Inc., Banc of America Securities LLC, Goldman, Sachs & Co., J.P. Morgan Securities Inc. and UBS Securities LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2004

WELLPOINT, INC.

By:	/s/ Michael L. Smith
Name:	Michael L. Smith
Title:	Executive Vice President

EXHIBIT INDEX

Exhibit No.	Exhibit
4.1	Indenture, dated December 9, 2004, between WellPoint, Inc. and The Bank of New York Trust Company, N.A.

4.2	Registration Rights Agreement, dated December 9, 2004, among WellPoint, Inc., Banc of America Securities LLC, Goldman, Sachs & Co., J.P. Morgan Securities Inc. and UBS Securities LLC.